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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(B)(2)[ ]
                         ------------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


                 NEW YORK                                         13-5160382
         (State of incorporation                               (I.R.S. employer
       if not a U.S. national bank)                          identification no.)
     ONE WALL STREET, NEW YORK, N.Y.                                10286
 (Address of principal executive offices)                         (Zip code)

                         ------------------------------

                             BELLSOUTH CORPORATION
              (Exact name of obligor as specified in its charter)

                 GEORGIA                                          58-1533433
     (State or other jurisdiction of                           (I.R.S. employer
      incorporation or organization)                         identification no.)

                         ------------------------------

                     BELLSOUTH CAPITAL FUNDING CORPORATION
              (Exact name of obligor as specified in its charter)

                 GEORGIA                                          58-1744323
     (State or other jurisdiction of                           (I.R.S. employer
      incorporation or organization)                         identification no.)
       1155 PEACHTREE STREET, N.E.                                30309-3610
             ATLANTA, GEORGIA                                     (Zip code)
 (Address of principal executive offices)

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                                DEBT SECURITIES
                      (Title of the indenture securities)

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     1. General information.  Furnish the following information as to the
Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                              ADDRESS
----                                                              -------
Superintendent of Banks of the State of New
  York.......................................  2 Rector Street, New York, N.Y. 10006, and
                                               Albany, N.Y. 12203
Federal Reserve Bank of New York.............  33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation........  Washington, D.C. 20429
New York Clearing House Association..........  New York, New York 10005

          (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

     2. Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

     16. List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of April, 1999.

                                          THE BANK OF NEW YORK

                                          By:      /s/ CHERYL L. LASER
                                            ------------------------------------
                                              Name: Cheryl L. Laser
                                              Title: Assistant Vice President

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                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
of One Wall Street, New York, N.Y. 10286 and Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                              DOLLAR AMOUNTS
ASSETS                                                          IN THOUSANDS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin......   $ 3,951,273
    Interest-bearing balances...............................     4,134,162
Securities:
    Held-to-maturity securities.............................       932,468
    Available-for-sale securities...........................     4,279,246
Federal funds sold and Securities purchased under agreements
  to resell.................................................     3,161,626
Loans and lease financing receivables:

    Loans and leases, net of unearned income...37,861,802
    LESS: Allowance for loan and lease losses.....619,791
    LESS: Allocated transfer risk reserve...........3,572

    Loans and leases, net of unearned income, allowance, and
     reserve................................................    37,238,439
Trading Assets..............................................     1,551,556
Premises and fixed assets (including capitalized leases)....       684,181
Other real estate owned.....................................        10,404
Investments in unconsolidated subsidiaries and associated
  companies.................................................       196,032
Customers' liability to this bank on acceptances
  outstanding...............................................       895,160
Intangible assets...........................................     1,127,375
Other assets................................................     1,915,742
                                                               -----------
Total assets................................................   $60,077,664
                                                               ===========
LIABILITIES
Deposits:
In domestic offices.........................................   $27,020,578

    Noninterest-bearing........................11,271,304
    Interest-bearing...........................15,749,274

    In foreign offices, Edge and Agreement subsidiaries, and
     IBFs...................................................    17,197,743

    Noninterest-bearing...........................103,007
    Interest-bearing...........................17,094,736

Federal funds purchased and Securities sold under agreements
  to repurchase.............................................     1,761,170
Demand notes issued to the U.S. Treasury....................       125,423
Trading liabilities.........................................     1,625,632
Other borrowed money:
    With remaining maturity of one year or less.............     1,903,700
    With remaining maturity of more than one year through
     three years............................................             0
    With remaining maturity of more than three years........        31,639
Bank's liability on acceptances executed and outstanding....       900,390
Subordinated notes and debentures...........................     1,308,000
Other liabilities...........................................     2,708,852
                                                               -----------
Total liabilities...........................................    54,583,127
                                                               ===========
EQUITY CAPITAL
Common stock................................................     1,135,284
Surplus.....................................................       764,443
Undivided profits and capital reserves......................     3,542,168
Net unrealized holding gains (losses) on available-for-sale
  securities................................................        82,367
Cumulative foreign currency translation adjustments.........       (29,725)
Total equity capital........................................     5,494,537
                                                               -----------
Total liabilities and equity capital........................   $60,077,664
                                                               ===========

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Thomas J. Mastro

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          Directors

                                          Thomas A. Reyni
                                          Gerald L. Hassell
                                          Alan R. Griffith

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